As filed with the Securities and Exchange Commission on March 11, 1998

                                                                Registration No.



--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM S-8
                            REGISTRATION STATEMENT

                       Under The Securities Act of 1933

                          IKON OFFICE SOLUTIONS, INC.
            (Exact name of registrant as specified in its charter)

              OHIO                                      23-0334400
  (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

                           ________________________

                           70 Valley Stream Parkway
                         Malvern, Pennsylvania  19355
              (Address of Principal Executive Offices) (Zip Code)
                           ________________________

                          IKON OFFICE SOLUTIONS, INC.
                            RETIREMENT SAVINGS PLAN
                           _________________________

                                Karin M. Kinney
                        Corporate Counsel and Secretary
                          IKON Office Solutions, Inc.
                                    Box 834
                       Valley Forge, Pennsylvania  19482
                    (Name and address of agent for service)
                                (610) 296-8000
         (Telephone number, including area code, of agent for service)
                     _____________________________________
                        CALCULATION OF REGISTRATION FEE



                                         Proposmd maximum      Proposed maximum
Title of securities to   Amount to be    offering price per    aggregate offering      Amount of
be registered            registered         unit*                 price                registration fee
-----------------------------------------------------------------------------------------------------------
Common Stock             6,000,000       $32.41                $194,460,000         $57,366
Without
Par Value
-------------------
Interests in
the Plan
-----------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c)

This Registration Statement relates to Registration Statement No. 33-50004 is being filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a Registration Statement filed on this form relating to the same employee benefit plan is effective except that the name of the employee benefit plan has been changed from the Alco Standard Corporation Retirement Savings Plan to the IKON Office Solutions, Inc. Retirement Savings Plan.

     On January 3, 1997, the Registrant filed a Registration Statement on Form S-8, Registration Statement No. 33-55004, to register 4,000,000 shares of Common Stock which were issuable under the Registrant's Retirement Savings Plan. The contents of Registration Statement No. 333-19267 are incorporated by reference in the Registration Statement, except that the name of the plan has been changed from the Alco Standard Corporation Retirement Savings Plan to the IKON Office Solutions, Inc. Retirement Savings Plan (the "Retirement Savings Plan"). The Registrant is now filing this separate Registration Statement to register an additional 6,000,000 shares of common stock which may be issued under the Retirement Savings Plan.


Item 8.  Exhibits
-----------------

     (5)     Opinion of Ballard Spahr Andrews & Ingersoll, LLC re: legality.

     (5.1) The Registrant will submit or has submitted the Retirement Savings Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the plan.

     (23)    Consent of Independent Auditors.

     (24)    Powers of Attorney.

     (24.1)  Certified resolutions regarding Powers of Attorney.

     (99)    IKON Office Solutions, Inc. Retirement Savings Plan.

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 11th day of March, 1998.

                                                     IKON OFFICE SOLUTIONS, INC.
                                                     RETIREMENT SAVINGS PLAN



                                                     By:  /s/ Nancy J. Heiden
                                                     ---------------------------
                                                          (Nancy J. Heiden)
                                                          (Plan Administrator)

                                  SIGNATURES

THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 11th day of March, 1998.


                                    IKON OFFICE SOLUTIONS, INC.



Date:  March 11, 1998              By: /s/ Michael J. Dillon
                                   -------------------------------------------
                                       (Michael J. Dillon)
                                       (Vice President and Controller)


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                             Title                     Date
---------                                             -----                     ----
*JOHN E. STUART                          Chairman, Chief Executive         March 11, 1998
    (John E. Stuart)                     Officer, President and a
                                         Director
                                         (Principal Executive Officer)

*KURT E. DINKELACKER                     Executive Vice President,         March 11, 1998
    (Kurt E. Dinkelacker)                Chief Financial Officer
                                         and a Director
                                         (Principal Financial Officer)

/s/ Michael J. Dillon                    Vice President and Controller     March 11, 1998
    (Michael J. Dillon)                  (Principal Accounting Officer)

*JAMES R. BIRLE                          Director                          March 11, 1998
    (James R. Birle)

*PHILIP E. CUSHING                       Director                          March 11, 1998
    (Philip E. Cushing)

*WILLIAM F. DRAKE, JR.                   Vice Chairman, General            March 11, 1998
    (William F. Drake, Jr. )             Counsel and a Director

*FREDERICK S. HAMMER                     Director                          March 11, 1998
    (Frederick S. Hammer)

Signature                                             Title                          Date
---------                                             -----                          ----
*BARBARA BARNES HAUPTFUHRER                         Director                    March 11, 1998
    (Barbara Barnes Hauptfuhrer)

*RICHARD A. JALKUT                                  Director                    March 11, 1998
    (Richard A. Jalkut)


*By his signature set forth below, Michael J. Dillon, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange Commission, has signed this Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.


/s/ Michael J. Dillon                                           March 11, 1998
--------------------------------
    (Michael J. Dillon)

                               INDEX TO EXHIBITS

Exhibit
Number    Exhibits
------    --------
(5)       Opinion of Ballard Spahr Andrews & Ingersoll, LLC re: legality.
(23)      Consent of Independent Auditors.
(24)      Powers of Attorney.
(24.1)    Certified resolutions regarding Powers of Attorney.
(99)      IKON Office Solutions, Inc. Retirement Savings Plan.